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                                                                Exhibit 10.28

                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT


         This Amendment is entered into this 17th day of November, 1996, by and between Borror Corporation (hereinafter called the "Company") and Jon M. Donnell (hereinafter called the "Employee").

         WHEREAS, the Employee and the Company entered into an Employment Agreement dated May 17, 1996 (the "Agreement"); and

         WHEREAS, pursuant to the provisions of paragraph 19 of the Agreement, by mutual agreement of the Employee and the Company, the Agreement may be amended at any time, in writing; and

         WHEREAS, both the Employee and the Company desire to amend the Agreement in certain respects;

         NOW, THEREFORE, the Employee and the Company hereby mutually agree to amend the Agreement as follows:

                  1. Paragraph 1 of the Agreement shall be amended to reflect that the Employee's position shall be Chief Operating Officer and Chief Financial Officer of the Company. This Amendment shall be effective as of September 1, 1996.

         IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first above written.

                                                  BORROR CORPORATION


                                                  By:
                                                     ----------------------

                                                 Title:
                                                     ----------------------


                                                  ----------------------
                                                  Jon M. Donnell